EX-10-M.3

                             ANNUAL INCENTIVE PLAN
                           Washington Energy Company
                                  October 1988


Plan Year:                Fiscal year beginning October 1 and ending
- ---------                 September 30.

Eligibility:              All Vice Presidents and above of Washington Energy
- -----------               Company and its subsidiaries.

Purposes of Plan:         o       Provide incentive to meet Company,
- ----------------                  department, and individual goals.

                          o Link a greater portion of executive pay to achieving objectives.

Administration:           The plan will be administered by the CEO and/or the
- --------------            President at the direction of the Compensation
                          Committee of the Board of Directors.

Award Levels:                             Award Levels (% of Base Salary)
- -------------                            --------------------------------
                          Position       Threshold     Target     Maximum
                          --------       ---------     ------     -------
                          CEO               15%          25%        40%
                          President         10%          20%        30%
                          Senior VPs        10%          15%        20%
                          VPs                5%          10%        15%





                                      -1-
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4804ZZ32  10/88


Weighting of Company    A portion of the participant's potential award
and Department          will be determined by "Corporate Performance" and
Performance Results:    the remaining portion will be determined by
- --------------------    "Department Performance".  These portions will be based
                        on position as follows:

                                                            Percentage of
                                                       Target Award Based on:
                                                    ----------------------------
                                                     Corporate       Department
                           Position                 Performance      Performance
                           --------                 -----------      -----------
                         CEO, President                100%               --
                         Senior VPs                     60%               40%
                         VP-Subsidiary Heads            40%               60%
                         Other VPs                      40%               60%


Corporate and           Corporate Performance.  Corporate performance will be
Department              defined as Washington Energy Company performance. The
Performance             Corporate performance measure(s) will be as shown on
Measures:               the attached exhibit.  Other financial measures may be
- -------------           used at the discretion of the Committee.  All financial
                        measures for regulated operations will be weather adjusted.

                        Department Performance. Through the planning process, the President and/or CEO will discuss the Department's goals for the plan year with each participant. Each of these goals will be weighted based on their relative importance. Overall
                        Department performance will be determined by applying these weights to the performance of each specific goal.



                                      -2-
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4804ZZ32  10/88


Minimum Corporate         The Corporate portion of the incentive cash payment
Performance:              will not be paid if net income before adjusting for
- -----------------         weather is inadequate to pay common and preferred
                          dividends.

Award Adjustments:        The CEO can recommend discretionary award adjustments
- ------------------        of plus/minus 30% of the award amount.

                          If individual performance is significantly inferior, the CEO may significantly reduce or eliminate the total incentive cash payment award for that participant regardless of Corporate or Department performance.

The Effect of             In comparing actual performance against the
Extraordinary and         performance goals, the Compensation Committee may
Nonrecurring Items:       exclude from such comparison any extraordinary or
- -------------------       nonrecurring gains, losses, charges, or credits which
                          appear on the Company's books and records as it deems appropriate.

Less Than Full-Year       If an individual becomes a participant after the
Plan Participation:       beginning of the Plan Year, the President and/or CEO
- -------------------       will develop department performance measures for the
                          remainder of the plan year for that participant.

                          The final award will be calculated by multiplying the award by a proration factor. The proration factor will be equal to the number of full weeks the individual actually spent as a Plan participant, divided by fifty-two.





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4804ZZ32  10/88


                          If a participant's employment is terminated during a plan year for reason of death, disability, or normal retirement, an award will be determined based on the performance as of the date of termination. The final award (paid after the end of the plan year) will be calculated by multiplying the award by a proration factor. The proration factor will be equal to the number of full weeks of employment during the plan year divided by fifty-two.

                          If a participant's employment is terminated by resignation or for cause, an incentive award will not be paid.

Change-In-Control:        Change-in-control will be defined as set forth in the
- ------------------        Performance Share Plan.  Upon change-in-control,
                          target incentive cash payment for the year will be paid if a participant is terminated without cause.

Form and Timing
of Payment:               All awards will be paid in cash, less applicable
- ---------------           withholding requirements.  The final award will be
                          paid as soon as practicable following the end of the Plan Year.

Modifications:            The Compensation Committee will approve all elements
- --------------            and goals of the Plan each year and reserves the
                          right to modify, amend or repeal the Plan. No modifications, however, may adversely affect an award which has previously been earned, either in whole or in part.




                                      -4-
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4804ZZ32  10/88


Final Award               The Compensation Committee of the Board of Directors
Payment Approval:         has final approval of all incentive cash payments.





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4804ZZ32  10/88


EXAMPLE OF AWARD CALCULATION


Position:  Senior Vice President
- --------------------------------

o         Base salary: $90,000

o         Performance criteria weightings: 60% Company/40% Department

o         Award levels                    Threshold          Target           Maximum
                                          ---------          ------           -------
                                             10%               15%              20%

Assumptions:
- ------------
o         Company performance: 95% of target

o         Department performance: 105% of target

o         Awards as percent of target performance:

                                          Threshold           Target            Maximum
                                        -------------     ---------------     -------------
                                        90% of target     Target perform-    110% of target
                                        performance       ance measure       performance
                                        measure                              measure


o        Earnings are sufficient to pay dividends.


Award Determination
- -------------------

Company Performance:


                  Award-Level             Base Salary           Company Award
                  -----------             -----------           -------------
                     12.5%         x        $90,000      =         $11,250

Department Performance:

                                                                  Department
                  Award Level             Base Salary               Award
                  -----------             -----------             ----------
                     17.5%         x        $90,000      =         $15,750


                                Company                                      Department
                              Performance            Department                Award                   Total
     Company Award             Weighting               Award                 Weighting                 Award
     -------------            -----------            ----------              ----------               -------
       ($11,250       x          .60)         +       ($15,750        x         .40)          =       $13,050

                               FISCAL YEAR 1989

                         EARNINGS AVAILABLE TO COMMON



                                                                                                      WASHINGTON       EARNINGS
                                      WASHINGTON      THERMAL         THERMAL          THERMAL        ENERGY CO.       PER SAHRE
                                      NATURAL GAS      ENERGY       EXPLORATION      EFFICIENCY      CONSOLIDATED      (AVERAGE)
                                      -----------    ---------      -----------      ----------      ------------      ---------
o  1989 BUDGET                        $18,312,000    $(308,000)     $   722,000      $1,059,000       $19,936,000        $1.46

o  1989 LONG-RANGE PLAN (S&W)         $19,180,000    $(218,000)     $(1,399,000)     $  218,000       $19,408,000        $1.42




                                CORPORATE GOALS


                                           WEIGHTING               THRESHOLD                 TARGET                MAXIMUM
                                           ---------               ----------              ----------             ----------
o  EARNINGS PER SHARE (AVERAGE)               80%                    $1.35                   $1.46                  $1.57

o  NON-REGULATED OPERATIONS
   AS % OF TOTAL                              10%                  $6,400,000              $7,100,000             $7,800,000

o  INTERNALLY GENERATED CASH
   AS % OF TOTAL CASH REQUIREMENTS            10%                     36%                      40%                   44%
                                                                                                                42 at update

                                                                                                               corrected goals
                                                                                                                  10/26/88